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                                                                   EXHIBIT 10.62

                                 KDC FINANCIAL

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                                                         ACCOUNT NO. ___________
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                SECURITY AGREEMENT - CONDITIONAL SALES CONTRACT

Subject to the Terms and Conditions herein contained, the Seller hereby agrees to sell, and the Buyer having been quoted and offered both a cash sale price, payable immediately or within a limited number of days, and a contract time price which permits the Buyer to purchase the property now but pay in installments over an extended period of time, hereby agrees to buy, the following described property ("property") on a contract time price basis set forth below. The contract time price is more than the cash sales price because it includes charges by the Seller to compensate the Seller for having to wait a period of time before collecting its full purchase price and for taking a risk in waiting such period of time. The property is to be used only for commercial or business purposes, includes all accessories and attachments, and shall, except as permitted by Paragraph 7 on pages 4 and 5 hereof, be located at Buyer's Address set forth immediately below.

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     SELLER NAME & LOCATION                       BUYER NAME & ADDRESS/LOCATION
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
NAME:                                             LEGAL NAME:
KOMATSU EQUIPMENT COMPANY                         MEADOW VALLEY CONTRACTORS, INC
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                                                  MAILING ADDRESS:                                CITY:
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ADDRESS:                                          P.O. BOX 60726                                  PHOENIX
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2350 WEST 1500 SOUTH                              COUNTY:            STATE:        ZIP:           TELEPHONE:
                                                  MARICOPA           AZ            85082-0726     (602) 437-5400
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CITY:                                             PHYSICAL LOCATION:                               CITY:
SALT LAKE CITY                                    P.O. BOX 60726                                   PHOENIX
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STATE:             ZIP:                           COUNTY:            STATE:        ZIP:            FED. I.D. / SSN:
UT                 84104                          MARICOPA           AZ            85082-0726      88-0171959
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                                                       PROPERTY DESCRIPTION
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QUANTITY   NEW / USED         MAKE           MODEL          DESCRIPTION              SERIAL NUM          PRICE
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       1      New             Komatsu         PC220LC-6     HYDRAULIC EXCAVATOR      A82079              $205,250.00
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               TRADE-IN EQUIPMENT DESCRIPTION                          1. SALES PRICE:                     $205,250.00
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
                                                                       2. DELIVERY, INSTALLATION,
                                                                       REPAIR OR OTHER SERVICE
                                                                       CHARGES IF ANY:                           $0.00
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                                                                       3. SALES TAX:                       $  7,269.50
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                                                                       4. CASH PRICE
                                                                       (INVOICE, TAX, SERVICE CHARGES):    $212,519.50
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                                                                       5A. CASH                $78,000.00
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                                                                       B. NET TRADE-IN
                                                                       ALLOWANCE:                 $  0.00
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                    SCHEDULE OF PAYMENTS                               C. LESS INSURANCE
                                                                       PREMIUM:                   $  0.00
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BUYER AGREES TO PAY SELLER, OR IF THIS CONTRACT IS ASSIGNED TO ASSIGNEE
  OF SELLER, THE "TOTAL OF PAYMENTS" (ITEM 10) IN ACCORDANCE WITH THE
FOLLOWING SCHEDULE PAYMENTS IN NUMBER AND AMOUNT ARE DUE EACH SUCCESSIVE
             MONTH ON THE SAME DAY AS THE STARTING DATE
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NUMBER OF   STARTING DATE   ENDING DATE   AMOUNT OF EACH   TOTAL                  TOTAL DOWN PAYMENT
PAYMENTS                                     PAYMENTS                               (5A + 5B - 5C)         $ 78,000.00
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   36        02-01-1998     01-01-2001      $   4,130.55   $148,699.80   6.  UNPAID BALANCE OF CASH PRICE
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                                                                                   (4 LESS 5)              $134,519.50
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                                                                       7A. CERT. OF TITLE &       $  0.00
                                                                       LIEN FILING FEE:
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                                                                       B.  OTHER FEES:            $250.00
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                                                                                   TOTAL OTHER CHARGES     $   250.000
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                                                                       8.  UNPAID BALANCE (AMOUNT
                                                                       FINANCED):       (TOTAL OF 6 & 7)   $134,769.50
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                                                                       9.  FINANCE CHARGE                  $ 13,930.30
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   36   TOTAL NUMBER OF PAYMENTS   TOTAL OF PAYMENTS(10) $148,699.80   10. TOTAL OF PAYMENTS
                                                                                (TOTAL OF 8 & 9)           $148,699.80
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DATE FINANCE BEGINS TO ACCRUE                                          11. TOTAL TIME PRICE:
(IF DIFFERENT THAN CONTRACT DATE):                                              (TOTAL OF 4, 7 & 9)        $226,699.80
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